OPPENHEIMER SENIOR FLOATING RATE FUND

OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

Supplement dated May 25, 2018 to the Prospectus

This supplement amends the prospectus of the above referenced funds (each, a “Fund”) and is in addition to any other supplement(s). You should read this supplement in conjunction with the prospectus and retain it for future reference.

The sub-section titled “Equity Securities and Warrants” in the section titled “More About the Fund – About the Fund’s Investments – Other Investment Strategies and Risks” is deleted and replaced by the following:

Equity Securities and Warrants. The acquisition of equity securities will be incidental to the Fund’s purchase of a loan. The Fund can acquire equity securities as part of a unit combining the Senior Loan and equity securities of a borrower or its affiliates. The Fund may also acquire equity securities issued in exchange for a Senior Loan or in connection with the restructuring of a Senior Loan, subordinated and unsecured loans and high-yield securities. To the extent the Fund acquires equity securities as described above, the Fund may also purchase additional equity securities of those issuers. Equity securities include common stocks, preferred stocks and securities convertible into common stock. Equity securities are subject to market risks and the risks of changes to the financial condition of the issuer, and fluctuations in value.

May 25, 2018	PS0291.044